First Financial Northwest, Inc.

August 2022

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO
Dalen D. Harrison, SVP & CBO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 32 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	9	32
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	8	36
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	18	21
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	8	41
Simon Soh	SVP, Chief Credit Officer (FFNWB)	11	34

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $15.52 (7/28/2022)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Reducing the cost of funds through our expanded network

	Quarter Ended				
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
Performance Ratios (1)					
Return on assets	0.79%	0.93%	0.76%	0.88%	1.07%
Return on equity	7.11	8.33	6.79	7.84	9.54
Equity-to-total assets	10.78	11.15	11.07	11.21	11.30
Net interest margin	3.53	3.43	3.40	3.33	3.36
Efficiency ratio	72.62	70.96	68.62	67.26	66.92
Noninterest expense/average total assets	2.60	2.46	2.42	2.30	2.31
Capital Ratios (2)					
Tier 1 leverage ratio	10.53%	10.51%	10.34%	10.19%	10.15%
Total capital ratio	15.47	15.33	15.48	15.50	15.70
Asset Quality Ratios					
Nonperforming assets/total assets	0.00%	0.01%	0.00%	0.00%	0.03%
ALLL as a percent of total loans	1.33	1.33	1.40	1.35	1.35
Yields and Costs (1)					
Yield on loans	4.41%	4.36%	4.44%	4.54%	4.64%
Cost of funds	0.55	0.51	0.55	0.64	0.75

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
	(Dollars in thousands, except share data)				
Net interest income	$ 11,824	$ 11,368	$ 11,576	$ 11,391	$ 11,266
(Recapture of) provision for loan losses	--	(500)	600	100	(700)
Net interest income after provision (recapture of) for loan losses	11,824	11,868	10,976	11,291	11,966
Total noninterest income	961	789	1,126	999	973
Total noninterest expense	9,285	8,626	8,716	8,333	8,190
Income before federal income tax provision	3,500	4,031	3,386	3,957	4,749
Federal income tax provision	692	771	643	758	939
Net income	$ 2,808	$ 3,260	$ 2,743	$ 3,199	$ 3,810
Total assets	$ 1,454,768	$ 1,415,054	$ 1,426,329	$ 1,440,202	$ 1,430,703
Book value per share	$17.26	$ 17.32	$ 17.30	$ 17.03	$ 16.75
Tangible book value per share (1)	17.09	17.15	17.13	16.86	16.58

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Regional Economy

Largest Office Tenants in the Seattle Metro Area as of August 2021

Company	Square Feet Occupied*
Boeing	23.35 million
amazon	17.48 million
Microsoft	8.21 million
Costco Wholesale	4.45 million
Starbucks	2.60 million
Nordstrom	2.40 million
facebook	1.93 million
Google	1.61 million
T-Mobile	1.57 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

Detailed plans in September 2020 to build or lease space for 25,000 employees in Bellevue by 2025

facebook

Purchased a new 400,000-square-foot campus developed by REI in Bellevue's Spring District in September 2020

Google

Plans for two new campuses totaling 760,000 square feet in addition to its existing 375,000-square-foot campus in Kirkland.

Apple Inc.

Debuted 624,000 square feet in Seattle in April 2021 to house teams working on AI and machine learning as well as in its iCloud division; expects to double local headcount to 2,000

*Includes office, industrial, retail and residential spaces, if any

Source: Office Occupiers, *Puget Sound Business Journal*, August 13-19, 2021

Local Economy

"Renton's going to happen"

~ Puget Sound Business Journal, February 18, 2022

Sounders FC to build a state-of-the-art training facility and office at the former Boeing commercial airplanes headquarters; targeted to open in January 2024. *Seattle selected to host a 2026 World Cup match*

Seattle-based Unico Properties is also planning around 3,000 units of multifamily housing on the property named for Longacres, the horse racing track previously located there

8,185 residential units planned or in development across Renton

Joining Seattle Seahawks whose 200,000 square-foot waterfront headquarters and practice facility opened in Renton in 2008

UW Medicine leased two floors of a vacant five-story office building for medical lab operations and is expected to finalize a deal for the entire building in March

BLUE ORIGIN

Blue Origin is reported to have leased nearly 100,000 square feet of office in a Lind Avenue Southwest building


Southport
on Lake Washington

Vulcan Real Estate on track to begin building a 385-unit apartment project on a long-held property in the Kennydale neighborhood in 2023

Southport, a $590 million lakefront mixed-use property, signed its first office tenant and is seeing an uptick in interest from "big tech" after remaining vacant in the more than two years since it opened; project developer Seco has announced plans to move forward with a 1.1 million-square-foot expansion

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
16
Auburn
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept





First Financial
Northwest Bank

innovative


First Financial
Northwest Bank

First Financial
Northwest Bank

Edmonds

Deposit Composition

*Excludes bank-owned and brokered deposits**


6/30/2022
$23.5 M
2.1%
$235.3 M
20.9%
$270.9 M
24.1%
$596.5 M
53.0%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13B


6/30/2021
$21.3M
1.9%
$221.6M
19.5%
$338.5M
29.8%
$553.0M
48.8%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13B


6/30/2020
$18.9M
1.7%
$194.3M
17.8%
$450.5M
41.2%
$430.0M
39.3%
CDs
MMAs
Checking
Savings

Total Deposits: $1.09B


12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were $53.3 million at June 30, 2022, none at June 30, 2021, $32.4 million at June 30, 2020, and none at December 31, 2012

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$20,206
$6,013
$14,193
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$215,658
$117,751
$97,907
$235,286
$127,808
$107,478
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 YTD
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired offices

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			6/30/2022	3/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017
Legacy	1	1923	$ 634,160	$ 666,409	$ 674,624	$ 668,335	$ 643,363	$ 616,125	$ 597,732
De Novo	10	2015 – 2021	321,215	310,112	310,278	283,683	209,457	144,153	93,262
Acquired*	4	2017	170,817	163,580	172,572	141,615	86,242	80,929	73,020
Deposits	15		**$ 1,126,192**	**$ 1,140,101**	**$ 1,157,474**	**$ 1,093,633**	**$ 939,062**	**$ 841,207**	**$ 764,014**
Brokered Deposits	–		53,277	–	–	–	94,472	97,825	75,488
Total Deposits			**$ 1,179,469**	**$ 1,140,101**	**$ 1,157,474**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $1,000 at March 31, 2022; $3,000 at December 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; and $107,000 at December 31, 2017.

Office Expansion Strategy

Issaquah Office Opened March 1, 2021

Location	County	Type	Opened	Deposits (in thousands)				
				6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2021
Renton	King	HQ	1923	$ 634,160	$ 666,409	$ 674,624	$ 673,056	$ 683,805
Mill Creek	Snohomish	*De Novo*	Q3 2015	38,370	37,714	35,989	36,064	34,476
Edmonds	Snohomish	*De Novo*	Q1 2016	82,513	78,512	72,218	72,102	75,845
The Landing Renton	King	*De Novo*	Q3 2016	32,397	34,632	37,134	42,342	38,910
Crossroads/Bellevue	King	*De Novo*	Q2 2017	79,463	84,099	92,577	89,723	78,962
Woodinville	King	Acquired	Q3 2017	36,521	34,378	36,015	36,572	36,251
Clearview/Snohomish	Snohomish	Acquired	Q3 2017	40,460	38,532	38,004	35,595	36,489
Lake Stevens	Snohomish	Acquired	Q3 2017	52,850	47,766	49,956	41,944	38,091
Smokey Point/Arlington	Snohomish	Acquired	Q3 2017	40,986	42,904	48,597	40,131	41,058
Bothell	King	*De Novo*	Q2 2018	13,829	14,163	14,013	14,900	13,920
Kent Station	King	*De Novo*	Q1 2019	35,380	31,010	34,722	36,165	38,438
Kirkland	King	*De Novo*	Q4 2019	16,997	16,103	12,653	12,908	12,157
University Place	Pierce	*De Novo*	Q1 2020	5,487	3,977	1,600	1,611	1,685
Gig Harbor	Pierce	*De Novo*	Q4 2020	3,472	2,682	3,030	2,551	2,315
Issaquah	King	*De Novo*	Q1 2021	13,307	7,220	6,342	6,072	1,900
Brokered Deposits				53,277	–	–	–	–
			Total	**$ 1,179,469**	**$ 1,140,101**	**$ 1,157,474**	**$ 1,141,736**	**$ 1,134,302**

Systems to Support Network

fiserv.

Core Processing Platform

- DNA
- Commercial Center
- Architect

Digital Partners Deployed With Current Infrastructure

Partner	Functionality	Implemented
FI Vision	Automated online account opening	2019
Zelle	Peer to peer transfers	2019
Notifi	Real time push notifications	2019
Plaid	ID/account verification	2019
Card Access	Mobile control for card activity	2019
Credit Savvy	Credit score access	2019
SecureNow	Real time fraud alerts	2020
Falcon	Real time fraud alerts	2020
DocuSign	Internal/external customer digital signatures	2020

Noninterest Expense to Average Total Assets

Pausing expansion to focus on growing relationships and improving efficiency through existing branch network



2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
2.31%
2.30%
2.42%
2.46%
2.60%
Washington State median = 2.46%*
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

*The median overhead to average assets for FDIC-insured institutions headquartered in Washington state.
Source: FDIC State Profile – Washington, First Quarter 2022.

Interest Rate Risk Management

Interest Rate Simulation Impact on Net Interest Income for the year ended March 31, 2022		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 46,912	(1.53)%
+200	47,039	(1.26)
+100	47,216	(0.89)
Base	47,641	–
(100)	46,411	(2.58)

Interest Rate Simulation Impact on Net Interest Income for the year ended September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from March 31, 2022, and September 30, 2016, respectively, that would occur in the event of an immediate change in interest rates equally across all maturities, with no effect given to any steps the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Total Loan Portfolio

6/30/2022
Net loans receivable $1.12B



Foreign national loans account for approximately 25% of 1-4 Family
CRE
$412.7 M
36.3%
1-4 Family
$436.8 M
38.5%
PPP
$1.5 M
0.1%
Business & Consumer
$83.8 M
7.4%
Multifamily
$136.0 M
12.0%
Construction/Land
$64.3 M
5.7%

3/31/2022
Net loans receivable $1.12B



CRE
$417.0 M
36.7%
1-4 Family
$412.2 M
36.3%
PPP
$5.2 M
0.5%
Business & Consumer
$74.8 M
6.5%
Multifamily
$152.9 M
13.4%
Construction/Land
$74.7 M
6.6%

6/30/2021
Net loans receivable $1.08B



CRE
$370.7 M
33.7%
1-4 Family
$370.9 M
33.8%
PPP
$30.8 M
2.8%
Business & Consumer
$78.0 M
7.1%
Multifamily
$142.9 M
13.0%
Construction/Land
$104.9 M
9.6%

Concentrations of credit*

Construction loans as % of total capital – 45.2%
Non-owner occupied commercial real estate as % of total capital – 360.0%

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Loan Production

Q2 2022

Excludes purchased and participation loans


Multifamily
$0.6 M
0.9%
CRE
$3.2 M
4.6%
Construction/Land
$20.2 M
29.0%
Business & Consumer
$1.0 M
1.4%
1-4 Family
$44.5 M
64.1%

Loan Originations: $69.5M

Nonperforming Loans & Assets



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.55%
0.43%
0.58%
0.49%
0.49%
0.46%
0.44%
0.29%
0.17%
0.15%
0.16%
0.14%
0.01% 0.05%
0.01% 0.04%
0.20% 0.20%
0.19% 0.19%
0.18% 0.19%
0.19% 0.18%
0.18% 0.17%
0.00% 0.03%
0.00% 0.00%
0.00% 0.00%
0.02% 0.01%
0.00% 0.00%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets
Nonperforming assets (including TDRs) as a percent of total assets, as reported by S&P Global

Historical Industry Annual Net Charge-Off Rates



5.8%
-0.2%
5.8%
3.5%
3.1%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.5%
0.2%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Annual Net Charge-Off Rates (1990 - 2021)	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
	0.31%	0.34%	0.89%	0.97%	0.53%

Source: Compiled from FDIC Quarterly Banking Profile statistics

Stock Ownership Summary

Approximately 40% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	799,469	-4,024	8.78%	13,678,915	03-31-2022	13F
Renaissance Technologies LLC	584,977	-26,731	6.43%	10,008,956	03-31-2022	13F
The Vanguard Group, Inc.	347,649	4,255	3.82%	5,948,274	03-31-2022	13F
BlackRock Institutional Trust Company, N.A.	308,408	721	3.39%	5,276,861	03-31-2022	13F
BHZ Capital Management, LP	167,768	0	1.84%	2,870,510	03-31-2022	13F
Greenwich Investment Management, Inc.	152,684	9,943	1.68%	2,612,423	03-31-2022	13F
BlackRock Financial Management, Inc.	145,273	-1,855	1.60%	2,485,621	03-31-2022	13F
AllianceBernstein L.P.	120,207	1,632	1.32%	2,056,742	03-31-2022	13F
Brandywine Global Investment Management, LLC	108,546	0	1.19%	1,857,222	03-31-2022	13F
Bridgeway Capital Management, LLC	99,752	0	1.10%	1,706,757	03-31-2022	13F
BlackRock Investment Management (UK) Ltd.	75,870	-133	0.83%	1,298,136	03-31-2022	13F
Acadian Asset Management LLC	71,161	-2,433	0.78%	1,217,565	03-31-2022	13F
Mariner Wealth Advisors	70,901	0	0.78%	1,213,116	03-31-2022	13F
Geode Capital Management, L.L.C.	64,982	-1,020	0.71%	1,111,842	03-31-2022	13F
BofA Global Research (US)	64,167	-8,386	0.70%	1,097,897	03-31-2022	13F
Seizert Capital Partners, L.L.C.	60,890	1,695	0.67%	1,041,828	03-31-2022	13F
Arbiter Partners Capital Management, LLC	46,893	0	0.52%	802,339	03-31-2022	13F
Newton Investment Management North America, LLC	42,700	0	0.47%	730,597	03-31-2022	13F
Goldman Sachs & Company, Inc.	35,234	-52	0.39%	602,854	03-31-2022	13F
Baird Investment Management	33,920	-5,352	0.37%	580,371	03-31-2022	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest Foundation	901,764	-8,236	9.88%	15,429,182	12-31-2021	13D
First Financial Northwest, Inc. ESOP	845,970	-118,295	9.27%	14,474,547	12-31-2021	13G
Kiley Joseph W III	170,673	0	*	2,920,215	04-11-2022	Proxy
Soh Simon	162,655	0	*	2,783,027	04-11-2022	Proxy
Jacobson Richard P	143,244	0	*	2,480,905	04-11-2022	Proxy
Lee Joann E	99,610	0	*	1,704,327	04-11-2022	Proxy
Clariza Ronnie J	74,923	0	*	1,281,934	04-11-2022	Proxy
Harrison Dalen D	56,016	0	*	958,434	04-11-2022	Proxy
Riccobono Richard M	21,471	0	*	367,369	04-11-2022	Proxy
Molvar Roger H	13,313	0	*	227,785	04-11-2022	Proxy

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 551,030 shares, 6.0% of outstanding shares, beneficially owned by subsidiaries as of March 31, 2022.

Total Return – FFNW vs. KRX

12/31/2012 to 7/28/2022


220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
+156%
+153%
KRX (+156%)
FFNW (+153%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- A total of 16,927 shares at an average price of $16.65 per share were repurchased in the quarter ended June 30, 2022
- Year to date, a total of 57,711 shares at an average price of $16.90 per share have been repurchased
- The Board authorized the repurchase of up to 5% of the Company's outstanding common stock, approximately 455,000 shares, under a plan effective February 18, 2022, and expiring no later than August 17, 2022
- At June 30, 2022, 420,357 shares remained available for repurchase under the plan
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013 Shares Rep.: 2,728,018 Shares Rep. / ADTV: 47.9x
2014 Shares Rep.: 1,594,033 Shares Rep. / ADTV: 34.4x
2015 Shares Rep.: 1,521,817 Shares Rep. / ADTV: 38.5x
2016 Shares Rep.: 2,864,389 Shares Rep. / ADTV: 64.7x
2017 Shares Rep.: 326,800 Shares Rep. / ADTV: 11.3x
2018 Shares Rep.: 203,900 Shares Rep. / ADTV: 7.9x
2019 Shares Rep.: 479,052 Shares Rep. / ADTV: 31.5x
2020 Shares Rep.: 544,626 Shares Rep. / ADTV: 23.2x
2021 Shares Rep.: 704,950 Shares Rep. / ADTV: 54.1x
2022 Shares Rep.: 57,711 Shares Rep. / ADTV: 8.3x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Stock Price
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	47.9x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021	704,950	$16.11	$17.13	$15.07	6.9%	54.1x	0.94x
YTD 2022	57,711	$16.90	$17.09	$16.69	1.2%	8.3x	0.99x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 6/30/2022.

Ongoing Strategic Initiatives

- Remain opportunistic in acquiring asset and deposit growth teams
- Grow our foreign national niche
- Pause *de novo* expansion to focus on efficiencies and growing relationships
- Grow noninterest income and noninterest checking through affinity related digital platforms
- Grow one-to-four family portfolio, with emphasis on investor properties and jumbo mortgages
- Grow third-party conventional mortgage offerings
- Increase noninterest income through wealth management, treasury services and third-party mortgage referrals
- Strengthen internal and customer-facing use of digital services, use of DocuSign, online account opening, etc.
- Continue to evaluate effectiveness of our $95 million derivative portfolio
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project, Canton Lofts, an 80-unit LEED Silver development in the Pioneer Square neighborhood

King County purchased the project through its Health Through Housing Initiative to address chronic homelessness

Classic / Collectible Auto Loans

Grow our classic and collectible auto loan portfolio to approximately $50 million in conjunction with Woodside Credit (Newport Beach, CA)

One-to-Four Family Foreign National and Investor Mortgages

Strengthened All Aspects of the Production Team to Become More Efficient and Effective

Expanded Geographic Footprint and Market Share

Diversity, Equity & Inclusion and Environmental, Social & Governance

Evaluate appropriate strategy to demonstrate results in these categories

Community Involvement

Top CRA Hour Recipients in 2021
Habitat for Humanity
Junior Achievement
Crisis Connections Hotline
Lake Stevens Community Food Bank
Hub N Spoke
Lifelong
Renton School District
Renton Downtown Partnership
Run to Win Outreach
Randall Morris Foundation for Youth and Families

The Bank achieved an "Outstanding" rating in 2021 on its Community Reinvestment Act performance


First Financial
Northwest Bank
432
First Financial
Northwest Bank

Thank You

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity, tangible assets, tangible book value per share, and the tangible equity ratio. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 156,896	$ 157,757	$ 157,879	$ 161,456	$ 161,621
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	616	650	684	719	754
Tangible equity (Non-GAAP)	$ 155,391	$ 156,218	$ 156,306	$ 159,848	$ 159,978
Total assets (GAAP)	$ 1,454,768	$ 1,415,054	$ 1,426,329	$ 1,440,202	$ 1,430,703
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	616	650	684	719	754
Tangible assets (Non-GAAP)	$ 1,453,263	$ 1,413,515	$ 1,424,756	$ 1,438,594	$ 1,429,060
Common shares outstanding at period end	9,091,533	9,107,977	9,125,759	9,483,081	9,651,180
Equity-to-assets ratio (GAAP)	10.78%	11.15%	11.07%	11.21%	11.30%
Tangible equity ratio (Non-GAAP)	10.69	11.05	10.97	11.11	11.19
Book value per common share (GAAP)	$ 17.26	$ 17.32	$ 17.30	$ 17.03	$ 16.75
Tangible book value per share (Non-GAAP)	17.09	17.15	17.13	16.86	16.58